Exhibit 24.1
CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ BARBARA T. ALEXANDER
Barbara T. Alexander
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ MATTHEW K. ROSE
Matthew K. Rose
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ CLINT W. MURCHISON, III
Clint W. Murchison, III
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ FREDERIC M. POSES
Frederic M. Poses
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ URSULA O. FAIRBAIRN
Ursula O. Fairbairn
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller, with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ DAVID W. QUINN
David W. Quinn
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ THOMAS M. SCHOEWE
Thomas M. Schoewe
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ JAMES J. POSTL
James J. Postl
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,500,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments thereto, including post-effective amendments.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2008.

/s/ THOMAS J. FALK
Thomas J. Falk
Director Centex Corporation